                                                                   EXHIBIT 10.75

                                                            [IBM LOGO]
                                                            3039 Cornwallis Road
                                                            RTP, NC 27709

July 8, 2004

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Attention: Mr. Michael Harrison

Subject: Amendment 17 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 17 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in Section 2.1, "Pricing," in its entirety and replace with the following:

IBM P/N / NUMA-Q
     P/N              BROCADE P/N               DESCRIPTION           UNIT PRICE
----------------      -----------      ----------------------------   -----------
[*]                   [*]              8-Port Fibre Channel Switch            [*]
                                       Single Power Supply (SW2400)
                                       Includes [*]- whole unit
                                       switch Product

[*]                   [*]              16 Port Fibre Channel                  [*]
                                       Switch Single Power Supply
                                       (SW2800) Includes
                                       [*]- whole unit switch
                                       Product

[*]                   [*]              Silkworm 2000 Power Supply             [*]

[*]                   [*]              Mainboard, SW 2400 (8-port)            [*]

[*]                   [*]              Fan Tray, SW 2400 (8-port)             [*]

[*]                   [*]              Chassis, SW 2400 (8-port)              [*]

[*]                   [*]              Mainboard, SW 2800                     [*]
                                       (16-port)

[*]                   [*]              Fan Tray, SW 2800 (16-port)            [*]

[*]                   [*]              Chassis, SW 2800 (16-port)             [*]
                                       with operator panel / LCD

[*]                   [*]              Quick Loop License                     [*]

[*]                   [*]              Fabric Watch License                   [*]

[*]                   [*]              Extended Fabrics                       [*]

[*]                   [*]              Extended Fabrics                       [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]                   [*]              Remote Switch                          [*]

[*]                   [*]              Remote Switch                          [*]

[*]                   [*]              8 Port Fibre Channel Switch            [*]
                                       Single Power
                                       Supply (SW3200)
                                       Includes [*]
                                       (to be included
                                       prior to
                                       10/28/03 for
                                       availability
                                       for Buyer
                                       customer
                                       shipments)

[*]                   [*]              8 Port Fibre Channel Switch            [*]
                                       Single Power Supply (SW3200)
                                       Includes [*]                           [*]

[*]                   [*]              Full Fabric Upgrade                    [*]
                                       Includes [*]

[*]                   [*]              16 Port Fibre Channel                  [*]
                                       Switch Single Power Supply
                                       (SW3800) Includes [*]- whole
                                       unit switch Product

[*]                   [*]              Fan (SW3800)                           [*]

[*]                   [*]              Power Supply (SW3800)                  [*]

[*]                   [*]              Mainboard FRU (SW3800)                 [*]

[*]                   [*]              32 Port Fibre Channel                  [*]
                                       Switch Double Power Supply
                                       (SW3900) Includes, [*]-
                                       whole unit switch Product

[*]                   [*]              Fan (SW3900)                           [*]

[*]                   [*]              Power Supply (SW3900)                  [*]

[*]                   [*]              Mainboard FRU (SW3900)                 [*]

[*]                   [*]              Secure Fabric OS (SW3200)              [*]

[*]                   [*]              Secure Fabric OS (SW3800)              [*]

[*]                   [*]              1Gb Secure Fabric OS                   [*]

[*]                   [*]              Secure Fabric OS (SW3900)              [*]

[*]                   [*]              Secure Fabric OS (SW12000)             [*]
                                                                              [*]

[*]                   [*]              Performance Bundle ([*])               [*]

[*]                   [*]              Performance Bundle ([*])               [*]

[*]                   [*]              32 Port Fibre Channel Core             [*]
                                       Switch (SW12000) [*].                  [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]                   [*]              Rack Mounting Kit 14U, FRU             [*]

[*]                   [*]              Switch Blade 16 port, 2GB              [*]

[*]                   [*]              Switch Blade 16 port,                  [*]
                                       2Gb, FRU

[*]                   [*]              Chassis Door, Includes                 [*]
                                       [*]

[*]                   [*]              Control Processor Blade                [*]

[*]                   [*]              Stiletto Port Blade Slot               [*]
                                       Filler Panel, SW12000, FRU

[*]                   [*]              Power Supply, 180-264VAC,              [*]
                                       1000W, FRU

[*]                   [*]              Blower Assembly, FRU                   [*]

[*]                   [*]              Cable Management Pillar, FRU           [*]

[*]                   [*]              WWN Card                               [*]

[*]                   [*]              Power Plug, Switch and                 [*]
                                       Distribution Panel

[*]                   [*]              Chassis FRU, includes [*].             [*]

[*]                   [*]              Rear WWN Bezel Assy                    [*]

[*]                   [*]              Cable Management Tray                  [*]

[*]                   [*]              AC Power Cord, FRU                     [*]

[*]                   [*]              AC Power Cord, UK/Ireland,             [*]
                                       250V, FRU

[*]                   [*]              AC Power Cord, Cont. Europe            [*]
                                       CEE7/7, FRU

[*]                   [*]              AC Power Cord, AUST/INZ,               [*]
                                       250V

[*]                   [*]              AC Power Cord, Intl IEC                [*]

[*]                   [*]              Remote Switch software                 [*]

[*]                   [*]              Extended Fabric software               [*]

[*]                   [*]              Fabric Manager 3.x                     [*]

[*]                   [*]              ISL Trunking (SW3200)                  [*]

[*]                   [*]              ISL Trunking (SW3800)                  [*]

BUYER PART
  NUMBER     SUPPLIER PART NUMBER        PRODUCT DESCRIPTION              UNIT PRICE OF PRODUCT   [*]
----------   --------------------   -----------------------------------   ---------------------   -----------------
[*]          [*]                    Fabric Manager 4.x-Enterprise ([*])   [*]                     [*]

[*]          [*]                    Fabric Manager 4.x - 3.0 to 4.x       [*]                     [*]
                                    Upgrade to Enterprise ([*])

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]          [*]                    Fabric Manager 4.x with 10 Domains                      [*]   [*]

[*]          [*]                    Fabric Manager 4.x [*]                                  [*]   [*]

[*]          [*]                    Secure Fabric OS (SW12000/24000)                        [*]   [*]

[*]          [*]                    32 Port Fibre Channel Director                          [*]   [*]
                                    (SW24000)Includes [*]

[*]          [*]                    Meteor 16 port, [*]                                     [*]   [*]

[*]          [*]                    Meteor Upgrade kit. Includes: [*]                       [*]   [*]

[*]          [*]                    8 Port Fibre Channel Two Domain                         [*]   [*]
                                    Switch Single Power Supply
                                    (SW3250), Includes [*]

[*]          [*]                    8 Port Fibre Channel Two Domain                         [*]   [*]
                                    Switch Single Power Supply
                                    (SW3250), Includes [*]

[*]          [*]                    16 Port Fibre Channel Four Domain                       [*]   [*]
                                    Switch, Two Fixed Power Supplies
                                    (SW3850), Includes [*]

[*]          [*]                    16 Port Fibre Channel Four Domain                       [*]   [*]
                                    Switch, Two Fixed Power Supplies
                                    (SW3850),Includes [*]                                   [*]

[*]          [*]                    Secure Fabric OS (SW3850)                               [*]   [*]

[*]          [*]                    Secure Fabric OS (SW3250)                               [*]   [*]

[*]          [*]                    Meteor FRU Chassis , includes [*],                      [*]   [*]

[*]          [*]                    Meteor FRU, Chassis Door.                               [*]   [*]
                                    Includes [*]

[*]          [*]                    Meteor Switch Blade 16 port, 2Gb,                       [*]   [*]
                                    FRU

[*]          [*]                    Meteor Control Processor Blade, FRU                     [*]   [*]

[*]          [*]                    FRU, Power Supply Filler Panels                         [*]   [*]

[*]          [*]                    Extended Fabric                                         [*]   [*]

[*]          [*]                    Remote Switch                                           [*]   [*]

[*]          [*]                    Performance Bundle ([*])                                [*]   [*]

[*]          [*]                    Four Domain to Full Fabric Upgrade                      [*]   [*]

[*]          [*]                    Extended Fabric                                         [*]   [*]

[*]          [*]                    Remote Switch                                           [*]   [*]

[*]          [*]                    Performance Bundle ([*])                                [*]   [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]          [*]                    Two Domain to Full Fabric Upgrade                       [*]   [*]
                                    includes [*]

[*]          [*]                    8 port Switch FRU                                       [*]   [*]
                                    [*]

[*]          [*]                    [*]                                                     [*]   [*]

[*]          [*]                    16 port Switch FRU                                      [*]   [*]
                                    [*]

[*]          [*]                    [*]                                                     [*]   [*]

**For purpose of calculating the fees for [*] as described in Section [*], the [*] for each part number where it is applicable as follows:

IBM
PART      BROCADE PRODUCT
NUMBER      PART NUMBER                  PRODUCT DESCRIPTION            [*]
------    ---------------    ----------------------------------------   --------------
[*]       [*]                32 Port Fibre Channel Director (SW24000)
                             Includes [*]                                          [*]

[*]       [*]                Meteor Upgrade kit. Includes: [*]                     [*]

[*]       [*]                8 Port Fibre Channel Two Domain Switch                [*]
                             Single Power Supply (SW3250), Includes [*]

[*]       [*]                8 Port Fibre Channel Two Domain Switch                [*]
                             Single Power Supply (SW3250),
                             Includes [*]

[*]       [*]                16 Port Fibre Channel Four Domain                     [*]
                             Switch, Two Fixed Power Supplies
                             (SW3850), Includes [*]

[*]       [*]                16 Port Fibre Channel Four Domain                     [*]
                             Switch, Two Fixed Power Supplies
                             (SW3850), Includes [*]

[*]       [*]                Fabric Manager 4.x-Enterprise ([*])                   [*]

[*]       [*]                Fabric Manager 4.x  - 3.0 to 4.x                      [*]
                             Upgrade to Enterprise ([*])

[*]       [*]                Fabric Manager 4.x with 10 Domains                    [*]

[*]       [*]                Fabric Manager 4.x [*]                                [*]

[*]       [*]                Secure Fabric OS (SW3850)                             [*]

[*]       [*]                Secure Fabric OS (SW3250)                             [*]

[*]       [*]                Secure Fabric OS (SW12000/24000)                      [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

OUT OF WARRANTY REPAIR PRICING:

[*]
[*]

ACCEPTED AND AGREED TO:                      ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS                       BROCADE COMMUNICATIONS
MACHINES CORPORATION                         SYSTEMS, INC.

By:  /s/ Robert J. Tice       7/15/04        By:   /s/ Michael Klayko    7/12/04
   ------------------------------------         --------------------------------
     Authorized Signature          Date            Authorized Signature  Date

     Robert J. Tice                                Michael Klayko
---------------------------------------      -----------------------------------
     Type or Print Name                            Type or Print Name

     OEM Procurement Team Lead                     VP, Sales
---------------------------------------      -----------------------------------
     Title & Organization                          Title & Organization

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."